UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2014

Commission file number: 001-35511

BURGER KING WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	45-5011014
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive, Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

(305) 378-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 8, 2014, 1011778 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of British Columbia, and New Red Finance, Inc., a Delaware corporation (the “Issuers”), both of which are newly formed by Burger King Worldwide, Inc., a Delaware corporation (the “Company”) in connection with the Transactions (as defined below), consummated the offering of $2.25 billion aggregate principal amount of 6.00% second lien senior secured notes due 2022 (the “Notes”). The Notes were offered (i) to finance a portion of the cash consideration for the combination of Tim Hortons Inc., a corporation organized under the laws of Canada (“Tim Hortons”), and the Company by 1011773 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of British Columbia (“Holdings”), pursuant to an Arrangement Agreement and Plan of Merger (the “Arrangement Agreement”) described in the current report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on August 29, 2014, (ii) to partially fund the repayment of any and all of Tim Hortons and the Company’s existing indebtedness, (iii) to pay related fees, costs, expenses and other related payments associated with the transactions described in the Arrangement Agreement (the “Transactions”), and (iv) for other general corporate purposes. The Arrangement Agreement was filed as an exhibit to the August 29, 2014 Form 8-K. Prior to the closing of the Transactions, the Notes will not be guaranteed by the Company or any of its subsidiaries or by Tim Hortons or any of its subsidiaries.

The gross proceeds from the sale of the Notes, together with an additional $10,875,000, were deposited into an escrow account on October 8, 2014 with Wilmington Trust, National Association, as trustee and escrow agent. The Issuers intend to make additional deposits in amounts equal to accrued interest of approximately $11,250,000 per month until the release of the escrowed funds upon the closing of the Transactions. If the Transactions are not consummated on or prior to May 26, 2015 and the Issuers notify the trustee and the escrow agent that the Arrangement Agreement has been terminated, the Notes will be subject to a special mandatory redemption at a price equal to 100% of the initial issue price of the Notes, plus accrued and unpaid interest from October 8, 2014, to, but not including, the date of such special mandatory redemption.

The Notes will not be registered under the Securities Act of 1933 and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward-Looking Statements

This report includes forward-looking statements, which are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “expects,” “intends” or similar expressions and include statements regarding (1) expectations regarding whether a transaction will be consummated, including whether conditions to the consummation of the transactions will be satisfied, or the timing for completing the transaction, (2) expectations for the effects of the transaction or the ability of the new company to successfully achieve business objectives, including integrating the companies or the effects of unexpected costs, liabilities or delays, and (3) expectations for other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. These forward-looking statements may be affected by risks and uncertainties in the business of the Company and Tim Hortons and market conditions. This information is qualified in its entirety by cautionary statements and risk factor disclosure contained in filings made by the Company and Tim Hortons with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and Tim Hortons annual report on Form 10-K for the year ended December 29, 2013, as well as the registration statement on Form S-4 filed with the SEC by Holdings and New Red Canada Partnership, a partnership organized under the laws of Ontario and a wholly-owned subsidiary of Holdings (“Partnership”), on September 16, 2014 (the “Form S-4”). Both the Company and Tim Hortons wish to caution readers that certain important factors may have affected and could in the future affect their actual results and could cause their actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company or Tim Hortons. Neither the Company nor Tim Hortons undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction, Holdings and Partnership have filed with the SEC a registration statement on Form S-4 that included in preliminary form a joint information statement/management proxy circular and other relevant documents to be mailed by Tim Hortons and the Company to their respective security holders in connection with the proposed transaction of Tim Hortons and the Company. The registration statement has not been declared effective by the SEC or the Canadian securities regulators. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT INFORMATION STATEMENT/CIRCULAR AND ANY OTHER RELEVANT DOCUMENTS WHEN IT BECOMES AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TIM HORTONS, THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these materials and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website at www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com. In addition, a copy of the joint information statement/circular when it becomes available may be obtained free of charge from Tim Hortons internet website for investors www.timhortons-invest.com, or from the Company’s investor relations website at http://investor.bk.com. Investors and security holders may also read and copy any reports, statements and other information filed by Tim Hortons or the Company, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation of Votes

Tim Hortons, the Company, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Tim Hortons directors and executive officers is available in its management proxy circular filed by Tim Hortons on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at http://www.sedar.com on March 21, 2014 in connection with its 2014 annual meeting of shareholders, and information regarding BKW’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on April 2, 2014 in connection with its 2014 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint information statement/circular and other relevant materials filed with the SEC and the Canadian securities regulators.

For more information regarding these and other risks and uncertainties that the Company may face, see the section entitled “Risk Factors” in the Company’s Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.

For more information regarding these and other risks and uncertainties that Tim Hortons may face, see the section entitled “Risk Factors” in Tim Hortons Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.

For more information regarding these and other risks and uncertainties that Holdings and/or Partnership may face, see the section entitled “Risk Factors” in the Form S-4 and as otherwise enumerated herein or therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING WORLDWIDE, INC.

/s/ Jill Granat
Jill Granat Senior Vice President, General Counsel

Date: October 15, 2014